                         SECOND AMENDMENT


                    SECOND AMENDMENT dated as of September 30, 1997 (this "Amendment") to the Amended and Restated Credit Agreement dated as of February 17, 1995 (as in effect immediately prior to the date hereof, the "Credit Agreement") among D 56, INC., a Minnesota corporation (the "Company"), the several banks and other financial institutions party thereto (the "Banks") and The CHASE MANHATTAN BANK (as successor to Chemical Bank), a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").


                                W I T N E S S E T H :


                    WHEREAS, the Company, the Banks, the Co-Agents named therein and the Agent are parties to the Credit Agreement;

                    WHEREAS, the Company has requested that the Agent and the Banks amend the Credit Agreement in certain respects; and

                    WHEREAS, the Agent and the Banks are willing to enter into this Amendment on the terms and conditions hereof;

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                    1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as so defined.

                    2. Amendment to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by inserting, at the end of clause (a) of the definition of "Net Proceeds", the following new proviso:

               "provided, further, that for the purposes of this clause
               (a), Net Proceeds will include amounts that would otherwise constitute Net Proceeds received as described in clause (ii) of the definition of Aircraft Resale Transaction only to the extent that such amounts are received by the Company or its Subsidiaries on a date that is more than 180 days after the first date on which a payment described in clause (i) of such definition is made;"

                    (b) Subsection 1.1 of the Credit Agreement is hereby further amended by inserting therein, in appropriate alphabetical order, the following new definition:

                    "'Aircraft Resale Transaction": the transaction
               comprising (i) the payment by the Company and/or its Subsidiaries of an aggregate amount not in excess of $6,000,000 to terminate the lease and receive title in respect of the Gulfstream GII B S/N 257 and (ii) the subsequent sale of such aircraft by the Company and/or its Subsidiaries for net cash consideration of not less than the amount of the payment referred to above."

                    3. Amendment to Subsection 8.5. Subsection 8.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (e) thereof, (ii) replacing the period at the end of clause (f) thereof with the phrase "; and" and (iii) adding at the end of such subsection the following new clause (g):

                    "(g)  the Company and its Subsidiaries may consummate
               the Aircraft Resale Transaction."

                    4. Amendment to Subsection 8.6. Subsection 8.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (h) thereof, (ii) replacing the period at the end of clause (i) thereof with the phrase "; and" and (iii) adding at the end of such subsection the following new clause (j):

                    "(j)  the Company and its Subsidiaries may consummate
               the Aircraft Resale Transaction."

                    5. Amendment to Subsection 8.8. Subsection 8.8 of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting, in lieu thereof, the following new subsection 8.8:

                    "8.8  Consolidated Net Worth.  Permit Consolidated Net
               Worth as at the last day of any fiscal quarter ending on or after October 4, 1997 to be less than the sum of (i) $130,000,000 plus (ii) 50% of Consolidated Net Income for each fiscal quarter (if Consolidated Net Income for such fiscal quarter is positive) that commences after January 3, 1998 and ends on or prior to such last day."

                    6. Amendment to Subsection 8.11. Subsection 8.11 of the Credit Agreement is hereby amended by deleting clause (d) in its entirety and substituting therefor the following new clause
          (d):

                    "(d)  so long as no Default or Event of Default has
               occurred or would occur after giving effect to such declaration or payment, the Company may, from time to time, pay cash dividends to EBI and Intermediate Co., EBI may declare and pay cash dividends to Intermediate Co. and Intermediate Co. may declare and pay cash dividends to Holding in an aggregate amount not to exceed the sum of (i) $100,000,000 plus (ii) in any fiscal year ending on or after January 2, 1999, an amount equal to the lesser of (A) 50% (or, from and after the date of payment in full of the Term Loans, 100%) of Excess Cash Flow for the immediately preceding fiscal year and (B) 50% (or, from and after the date of payment in full of the Term Loans, 75%) of

               Consolidated Net Income for such immediately preceding fiscal year; provided that (x) the amount of dividend availability determined for any fiscal year pursuant to clause (ii) above that is not paid as dividends thereunder during such fiscal year may be carried forward and added to such availability in any subsequent fiscal year, (y) no such dividend may be paid if the proceeds thereof are used or are intended to be used to pay principal of Indebtedness of Holding unless at the time of such declaration or payment the aggregate outstanding amount of the Revolving Credit Loans and Acceptance Obligations, other than Revolving Credit Loans used solely to support foreign currency hedges, is zero and (z) the Agent shall have received, with a counterpart for each Bank, a certificate of the chief financial officer of the Company setting forth a calculation of the estimated Consolidated Net Income and Excess Cash Flow for the immediately preceding fiscal year of the Company and, if such dividend is paid in reliance on Consolidated Net Income and Excess Cash Flow periods not covered by audited financial statements of the Company previously delivered to the Banks, stating that such calculation constitutes a good faith reasonable estimate of Consolidated Net Income and Excess Cash Flow for the period not covered by such financial statements based on all facts and circumstances then known."

                    7. Representations and Warranties. The Company hereby confirms that, after giving effect to the amendments provided for herein, the representations and warranties contained in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof and no Default or Event of Default has occurred and is continuing.

                    8. No Other Amendments. Except as expressly amended hereby, the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                    9. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                    10. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above when each of the following conditions to effectiveness shall have been satisfied:

                    (i) the Agent shall have received counterparts to this Amendment, duly executed by the Company, the Required Banks and the Agent; and

                    (ii) the Agent shall have received the Acknowledgement and Consent, attached to each counterpart hereof, duly executed by each of the Credit Parties (other than the Company).

                    11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                        D 56, INC.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                           Title:  Vice President

                                        THE CHASE MANHATTAN BANK, as Agent
                                        and as a Bank
                                        By: /s/ JONATHAN TWICHELL
                                           Title: Authorized Signatory

                                        BANK OF AMERICA NT & SA
                                        By: /s/ J. CASEY COSGROVE
                                           Title: Assistant Vice President

                                        FIRST BANK NATIONAL ASSOCIATION
                                        By: /s/ MICHAEL RAYMANN
                                           Title: Vice President

                                        HARRIS TRUST AND SAVINGS BANK
                                        By: /s/ ANDREW T. CLAAR
                                           Title: Authorized Signatory

                                        BANK OF NOVA SCOTIA
                                        By:
                                           Title:

                                        SUMITOMO BANK, LIMITED
                                        By: /s/ JOHN W. HOWARD, JR.
                                           Title: Vice President & Manager

                                        By: /s/ DOUG PUDVAH
                                           Title: Vice President

                                        NBD BANK
                                        By: /s/ MARGUERITE C. GORDY
                                           Title: Vice President

                                        SOCIETE GENERALE
                                        By:
                                           Title:

                                        ABN-AMRO BANK N.V.
                                        By: /s/ JAMES W. PIERPONT
                                           Title: Managing Director and Group
                                                  Vice President
                                        By: /s/ JOHN P. RICHARDSON
                                           Title: Assistant Vice President

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LIMITED
                                        By: /s/ BRADY S. SADEK
                                           Title: Senior Vice President



                             ACKNOWLEDGEMENT AND CONSENT


                    Each of the undersigned Credit Parties (as defined in the Amended and Restated Credit Agreement dated as of February 17, 1995; as amended, supplemented and otherwise modified prior to the execution and delivery of the Amendment, the "Credit Agreement") among D 56, INC., a Minnesota corporation (the "Company"), the banks and other financial institutions parties thereto (collectively, the "Banks") and THE CHASE MANHATTAN BANK (as successor to Chemical Bank), a New York banking corporation, as agent for the Banks (in such capacity, the "Agent") hereby acknowledges, and consents to, the execution and delivery of the Second Amendment dated as of September 30, 1997 to the Credit Agreement, and agrees to remain bound by each Credit Document to which it is a party.

                                        DEPARTMENT 56, INC.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President

                                        FL 56 INTERMEDIATE CORP.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President

                                        ed bazinet international, inc.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title: Vice President

                                        DEPARTMENT 56 TRADING CO., LTD.
                                        By: /s/ TIMOTHY J. SCHUGEL
                                            Title:  Vice President